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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 18, 2000
                        (Date of earliest event reported)

                                  IMATION CORP.
             (Exact name of registrant as specified in its charter)

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           DELAWARE                     1-14310                 41-1838504
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)



                                 1 IMATION PLACE
                            OAKDALE, MINNESOTA 55128
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (651) 704-4000

                                      None
          (Former name or former address, if changed since last report)


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Item 5.     Other Events.

     The Consolidated Financial Statements of Imation Corp. and Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, together with the Report of Independent Accountants by PricewaterhouseCoopers LLP, filed as Exhibit 20 to this Current Report on Form 8-K.

Item 7.     Financial Statements and Exhibits.


                                    EXHIBITS

Exhibit        Description
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  20           Consolidated Financial Statements of Imation Corp. and
               Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, together with the Report of Independent Accountants by PricewaterhouseCoopers
               LLP, filed as Exhibit 20 to this Current Report on Form 8-K.

  23           Consent of Independent Accountants



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IMATION CORP.
                                           (Registrant)



Date: February 18, 2000                    By: /s/Robert L. Edwards
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                                               Robert L. Edwards
                                               Senior Vice President,
                                               Chief Financial Officer
                                               and Chief Administrative Officer


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                                  EXHIBIT INDEX

Exhibit
Number         Description
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  20           Consolidated Financial Statements of Imation Corp. and
               Subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, together with the Report of Independent Accountants by PricewaterhouseCoopers
               LLP, filed as Exhibit 20 to this Current Report on Form 8-K.

  23           Consent of Independent Accountants


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